POWER OF ATTORNEY
                                -----------------


       The undersigned directors of ASA (Bermuda) Limited, a Bermudian exempted limited liability company ("ASAB"), do hereby constitute and appoint Robert J.
A. Irwin, the true and lawful attorney and agent of the undersigned, with full power of substitution, to do any and all acts and things and execute any and all instruments that said attorney or agent may deem necessary or advisable or which may be required to enable ASAB to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission ("SEC"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned directors, ASAB's Registration Statements on Form N-2 and Form N-14 and any amendments thereto, and to file with the SEC such Registration Statements and all amendments thereto and any other instruments or documents filed as part of or in connection with said Registration Statements or amendments; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue thereof.


       IN WITNESS WHEREOF, the undersigned directors have subscribed these presents as of this 27th day of September, 2004.

                                    /s/ Henry R. Breck
                                    ------------------
                                    Henry R. Breck

                                    /s/ Harry M. Conger
                                    -------------------
                                    Harry M. Conger

                                    /s/ Chester A. Crocker
                                    ----------------------
                                    Chester A. Crocker

                                    /s/ Joseph C. Feller
                                    --------------------
                                    Joseph C. Farrell

                                    /s/ James G. Inglis
                                    -------------------
                                    James G. Inglis

                                    /s/ Malcolm W. Macnaught
                                    ------------------------
                                    Malcolm W. MacNaught

                                    /s/ Ronald L. Mccarthy
                                    ----------------------
                                    Ronald L. McCarthy

                                    /s/ Robert A. Pilkington
                                    ------------------------
                                    Robert A. Pilkington

                                    /s/ A. Michael Rosholt
                                    ----------------------
                                    A. Michael Rosholt